EXHIBIT 32.1

Credit Acceptance Corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Credit Acceptance Corporation (the "Company") for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brett A. Roberts, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2016	By:	/s/ Brett A. Roberts
Brett A. Roberts
Chief Executive Officer
(Principal Executive Officer)